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    As filed with the Securities and Exchange Commission on May 21, 1998

                                             Registration No. 333-36923

                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                    POST-EFFECTIVE AMENDMENT NO. 1
                                  to
                               Form S-3
                        REGISTRATION STATEMENT
                                 UNDER
                      THE SECURITIES ACT OF 1933


                                 AMOCO COMPANY
             (Exact name of registrant as specified in its charter)

DELAWARE                         200 E. Randolph Drive      36-3353184
(State or other jurisdiction of  Chicago, Illinois 60601  (I.R.S. Employer
 incorporation or organization)    (312-856-6111)          Identification No.)

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               AMOCO CORPORATION

       (Exact name of additional registrant as specified in its charter)

INDIANA                          200 E. Randolph Drive    36-1812780
(State or other jurisdiction of  Chicago, Illinois 60601  (I.R.S. Employer
 incorporation or organization)    (312-856-6111)         Identification No.)

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               S. F. GATES , ESQ.
                       Vice President and General Counsel
                               Amoco Corporation
                             200 E. Randolph Drive
                            Chicago, Illinois 60601
                                 (312-856-5474)
(Name, address, including zip code, and telephone number, including area code, of agent for service for registrants)

                                   Copy for:

                             GLENN M. REITER, ESQ.
                              JOHN E. RILEY, ESQ.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                            New York, New York 10017

This Post-Effective Amendment No. 1 to Form S-3 Registration Statement shall hereinafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933.
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        Amoco  Company,  a Delaware corporation (the  "Company"),  and
    Amoco  Corporation, an Indiana corporation ("Amoco"), hereby  file this  Post-Effective Amendment No. 1 to the Registration Statement
    on  Form  S-3  under  the Securities Act of  1933,  filed  by  the
    Registrants   under   Registration  File   No.   333-36923    (the
    "Registration  Statement"),  which  was  declared   effective   on
    November 10, 1997, for the purpose of removing from registration the $500,000,000 of Guaranteed Debt Securities and Warrants to Purchase Guaranteed Debt Securities and the related Guarantees of such Debt Securities which were registered pursuant to the Registration Statement, but have not been offered or sold.

        Amoco and the Company no longer intend to offer the registered securities under the Registration Statement and therefore desire to remove such securities from registration.
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                              SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 21,1998.

                                   AMOCO COMPANY (Registrant)

                                   By    /s/ J. L. CARL
                                             J. L. Carl
                                             President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on May 21,1998.

             Signature                           Title

         /s/ J. L. CARL*           President and Director
                                   (Principal Executive Officer)
            (J. L. Carl)

       /s/ W. R. HUTCHINSON*       Vice President, Treasurer and Director
                                   (Principal Financial Officer)
        (W. R. Hutchinson)

       /s/ A. J. NOCCHIERO         Vice President and Controller
                                   (Principal Accounting Officer)
        (A. J. Nocchiero)

        /s/ D. B. PINKERT*         Vice President, Assistant
                                   Secretary and Director
         (D. B. Pinkert)

      *By   /s/ J. L. CARL         Individually and as Attorney-in-Fact

            J. L. Carl
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                              SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 21,1998.

                                   AMOCO CORPORATION (Registrant)

                                   By /s/ J. L. CARL

                                       J. L. Carl
                                       Executive Vice President
                                       and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on May 21,1998.

              Signature                          Title

        /s/ H. L. FULLER*          Chairman of the board, Chief Executive
                                   Office and Director
           (H. L. Fuller)          (Principal Executive Officer)

        /s/ W. G. LOWRIE*          President and Director

           (W. G. Lowrie)

         /s/ J. L. CARL*           Executive Vice President and Chief
                                   Financial Officer
                                   (Principal Financial Officer)
            (J. L. Carl)

        /s/ A. J. NOCCHIERO        Vice President and Controller
                                   (Principal Accounting Officer)
           (A. J. Nocchiero)

         /s/ D. R. BEALL*          Director

            (D. R. Beall)

         /s/ RUTH BLOCK*           Director

            (Ruth Block)

         /s/ J. H. BRYAN*          Director

            (J. H. Bryan)

       /s/ E. B. DAVIS, JR*        Director

          (E. B. Davis, Jr.)

       /s/ RICHARD FERRIS*         Director

          (Richard Ferris)

        /s/ F. A. MALJERS*         Director

           (F. A. Maljers)

       /s/ A. C. MARTINEZ*         Director

          (A. C. Martinez)

        /s/ W. E. MASSEY*          Director

           (W. E. Massey)

       /s/ MARTHA R. SEGER*        Director

          (Martha R. Seger)

         /s/ T. M. SOLSO*          Director

            (T. M. Solso)

       /s/ MICHAEL WILSON*         Director

          (Michael Wilson)


      *By    /s/ J. L. CARL        Individually and as Attorney-in-Fact

            J. L. Carl
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